Exhibit 99.2

Supplemental Information

June 30, 2008

Supplemental Information

Table of Contents

June 30, 2008

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 36, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is unaudited. In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks listed at the bottom of today’s press release and detailed from time to time in the Company’s SEC reports. Highwoods assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This supplemental also includes non-GAAP financial measures, such as Funds From Operations (FFO) and net operating income (NOI). Definitions of FFO and NOI and an explanation of management’s view of the usefulness and risks of FFO and NOI can be found toward the end of the second quarter earnings press release.

Highwoods Properties, Inc.	6/30/08

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
Shares and units:

Common shares outstanding at end of period	57,362	57,309	57,167	57,158	57,131
Common units outstanding at end of period	3,933	3,951	4,057	4,059	4,062
Weighted average common shares outstanding - basic	56,940	56,729	56,640	56,628	56,460
Weighted average common shares outstanding - diluted	61,492	61,050	61,347	61,396	61,562

Share price:

At end of period	$31.42	$31.07	$29.38	$36.67	$37.50
High close during period	37.38	32.34	38.26	39.01	43.84
Low close during period	31.42	26.67	28.89	32.09	37.50

Financial information:

Land sale gains, net of (impairments)	$89	$—	$(419)	$(564)	$969
Lease termination income	26	1,900	840	259	1,477
Straight line rental income	1,892	2,404	4,048	908	890
Capitalized interest	2,221	2,585	2,489	2,742	2,365
Impairments on depreciable properties	—	—	—	(384)	—
Gains on sales of depreciable properties	5,045	3,726	8,623	8,064	1,475

Funds from operations per share - diluted	$0.69	$0.71	$0.65	$0.59	$0.58

Funds from operations per share - diluted, excluding certain items 1/	$0.69	$0.71	$0.65	$0.61	$0.60

Wholly - owned property information:

In-Service rentable square feet:
Office	19,416	19,565	19,260	19,003	19,194
Industrial	6,299	6,036	6,036	5,942	6,280
Retail	1,343	1,314	1,317	1,318	1,317

Total	27,058	26,915	26,613	26,263	26,791

In-Service occupancy:
Office	90.8%	90.4%	91.1%	89.7%	88.5%
Industrial	91.4%	91.0%	94.2%	91.4%	90.8%
Retail	93.5%	92.9%	94.9%	94.4%	94.8%

Total	91.1%	90.7%	92.0%	90.4%	89.3%

1/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i	6/30/08

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Senior Vice President, Chief Financial Officer

Daniel L. Clemmens

Vice President, Chief Accounting Officer

S. Hugh Esleeck

Treasurer

Peter T. Jardine

Vice President, Corporate Marketing

Carman J. Liuzzo

Vice President, Investments

Art H. McCann

Chief Information Officer

Jeffrey D. Miller

Vice President, General Counsel and Secretary

Kevin E. Penn

Vice President, Strategy

Tabitha N. Zane

Vice President, Investor Relations and Corporate

Communications

Research Coverage

Credit Suisse - North America

Steven Benyik - 212-538-0239

Citigroup Global Markets

Michael Bilerman - 212-816-1383

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Friedman, Billings, Ramsey & Co., Inc.

Wilkes Graham - 703-312-9737

Green Street Advisors

Cedric Lachance - 949-640-8780

RW Baird

Chris Lucas - 703-821-5780

Stifel Nicolaus

John Guinee - 410-454-5520

UBS Securities

Jamie Feldman - 212-713-4932

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	ii	6/30/08

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson - Senior Vice President

Atlanta, GA

James V. Bacchetta, Vice President

Piedmont Triad, NC

E. F. “Rick” Dehnert, Vice President

Orlando/Tampa

Michael F. Beale - Senior Vice President

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Daniel E. Woodward, Vice President

Raleigh

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Greenville

W. Brian Reames - Senior Vice President

Nashville, TN and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Glenn E. Stephenson, VP of Retail Operations

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE        Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone:  919-431-1529

Fax:      919-431-1439

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone:  919-431-1529

Email:  HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of June 30, 2008, the Company owned or had an interest in 384 in-service office, industrial and retail properties encompassing approximately 35.0 million square feet. Highwoods also wholly-owned 610 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii	6/30/08

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Six Months Ended		Three Months Ended
	06/30/08	06/30/07	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
Rental and other revenues	$229,947	$210,608	$115,853	$114,094	$113,803	$107,580	$105,146

Operating expenses:
Rental property and other expenses	80,426	75,227	41,572	38,854	40,782	38,682	37,587
Depreciation and amortization	62,250	58,585	31,365	30,885	30,471	31,891	29,756
Impairment of assets held for use	—	—	—	—	—	789	—
General and administrative	20,477	21,779	10,766	9,711	10,142	9,649	10,868

Total operating expenses	163,153	155,591	83,703	79,450	81,395	81,011	78,211

Interest expenses:
Contractual	46,808	45,786	23,345	23,463	24,478	23,728	23,097
Amortization of deferred financing costs	1,324	1,175	686	638	624	616	609
Financing obligations	1,504	1,987	764	740	962	981	995

	49,636	48,948	24,795	24,841	26,064	25,325	24,701

Other income:
Interest and other income	2,406	3,625	1,604	802	1,303	1,469	2,115

	2,406	3,625	1,604	802	1,303	1,469	2,115

Income before disposition of property, insurance gain, minority interest and equity in earnings of unconsolidated affiliates	19,564	9,694	8,959	10,605	7,647	2,713	4,349

Gains on disposition of property, net	107	19,084	107	—	190	1,288	2,341
Gain from property insurance settlement	—	4,128	—	—	—	—	—
Minority interest	(1,500)	(2,940)	(679)	(821)	(455)	(262)	(376)
Equity in earnings of unconsolidated affiliates	3,509	11,723	1,520	1,989	180	1,207	2,006

Income from continuing operations	21,680	41,689	9,907	11,773	7,562	4,946	8,320
Discontinued operations:
Income from discontinued operations, net of minority interest	761	1,800	374	387	417	846	873
Net gains on sales of discontinued operations, net of minority interest	8,185	18,358	4,702	3,483	7,479	6,175	96
Release of FASB FIN 48 tax liability	—	—	—	—	—	1,473	—

	8,946	20,158	5,076	3,870	7,896	8,494	969

Net income	30,626	61,847	14,983	15,643	15,458	13,440	9,289
Dividends on preferred stock	(5,676)	(7,959)	(2,838)	(2,838)	(2,838)	(2,680)	(3,846)
Excess of preferred stock redemption cost over carrying value	—	(1,443)	—	—	—	(842)	(1,443)

Net income available for common stockholders	$24,950	$52,445	$12,145	$12,805	$12,620	$9,918	$4,000

Net income per common share - diluted:
Income from continuing operations	$0.28	$0.57	$0.12	$0.15	$0.08	$0.02	$0.05
Income from discontinued operations	0.16	0.35	0.09	0.07	0.14	0.15	0.02

Net income	$0.44	$0.92	$0.21	$0.22	$0.22	$0.17	$0.07

Weighted average common shares outstanding - diluted	61,290	61,709	61,492	61,050	61,347	61,396	61,562

Dividends declared and paid per common share	$0.850	$0.850	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	1	6/30/08

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Six Months Ended		Three Months Ended
	06/30/08	06/30/07	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
Funds from operations:
Net income	$30,626	$61,847	$14,983	$15,643	$15,458	$13,440	$9,289
Dividends to preferred stockholders	(5,676)	(7,959)	(2,838)	(2,838)	(2,838)	(2,680)	(3,846)
Excess of preferred stock redemption cost over carrying value	—	(1,443)	—	—	—	(842)	(1,443)

Net income available for common stockholders	24,950	52,445	12,145	12,805	12,620	9,918	4,000
Add/(deduct):
Depreciation and amortization of real estate assets	61,248	57,340	30,920	30,328	29,895	31,294	29,148
(Gains) on disposition of depreciable properties	(18)	(2,280)	(18)	—	(609)	(1,063)	(1,372)
Minority interest from the Operating Partnership in income from continuing operations	1,111	2,592	488	623	294	92	208
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	6,330	5,744	3,395	2,935	4,587	3,107	2,878
(Gains) on disposition of depreciable properties	—	(7,158)	—	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	233	1,708	9	224	436	773	791
(Gains) on disposition of depreciable properties	(8,753)	(19,846)	(5,027)	(3,726)	(8,014)	(7,001)	(103)
Release of FASB FIN 48 tax liability	—	—	—	—	—	(1,473)	—
Minority interest in income from discontinued operations	621	1,625	351	270	566	502	70

Funds from operations	$85,722	$92,170	$42,263	$43,459	$39,775	$36,149	$35,620

Funds from operations per share - diluted
Net income available for common stockholders	$0.44	$0.92	$0.21	$0.22	$0.22	$0.17	$0.07
Add/(deduct):
Depreciation and amortization of real estate assets	1.00	0.93	0.50	0.50	0.49	0.51	0.47
(Gains) on disposition of depreciable properties	—	(0.04)	—	—	(0.01)	(0.02)	(0.02)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.10	0.09	0.06	0.05	0.07	0.05	0.05
(Gains) on disposition of depreciable properties	—	(0.12)	—	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	—	0.03	—	—	0.01	0.01	0.01
(Gains) on disposition of depreciable properties	(0.14)	(0.32)	(0.08)	(0.06)	(0.13)	(0.11)	—
Release of FASB FIN 48 tax liability	—	—	—	—	—	(0.02)	—

Funds from operations	$1.40	$1.49	$0.69	$0.71	$0.65	$0.59	$0.58

Weighted average shares outstanding - diluted	61,290	61,709	61,492	61,050	61,347	61,396	61,562

Additional information: 1/
Funds from operations, excluding certain items 2/	$85,722	$93,613	$42,263	$43,459	$39,775	$37,375	$37,063

Funds from operations per share, excluding certain items 2/	$1.40	$1.52	$0.69	$0.71	$0.65	$0.61	$0.60

Straight line rental income	$(4,296)
Amortization of lease incentives	486
Depreciation of non-real estate assets	698
Ground lease straight line rent	85
Amortization of stock-based compensation	3,940
Amortization of deferred financing costs	1,324
Amortization of accumulated other comprehensive loss	126
Harborview non-cash FMV charge	(70)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(5,641)
2nd generation tenant improvements	(14,552)
2nd generation lease commissions	(6,427)
Common dividends and unit distributions paid	(52,009)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to June 30, 2008.

Highwoods Properties, Inc.	2	6/30/08

Consolidated Balance Sheets

Dollars in thousands

	06/30/08	12/31/07
Assets:
Real estate assets, at cost:
Land	$356,447	$356,600
Buildings and tenant improvements	2,745,462	2,703,983
Development in process	122,381	101,661
Land held for development	98,134	103,365

	3,322,424	3,265,609
Less-accumulated depreciation	(680,310)	(648,142)

Net real estate assets	2,642,114	2,617,467
Real estate and other assets, net, held for sale	13,242	15,150
Cash and cash equivalents	4,033	3,140
Restricted cash	28,941	15,896
Accounts receivable, net	32,121	23,521
Notes receivable, net	3,750	5,226
Accrued straight-line rents receivable, net	78,542	74,427
Investment in unconsolidated affiliates	68,877	58,046
Deferred financing and leasing costs, net	73,682	72,128
Prepaid expenses and other assets	43,604	41,954

Total Assets	$2,988,906	$2,926,955

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,732,082	$1,641,987
Accounts payable, accrued expenses and other liabilities	147,287	157,766
Financing obligations	35,145	35,071

Total Liabilities	1,914,514	1,834,824
Minority interest	67,389	70,098
Stockholders’ Equity:
Preferred stock	135,437	135,437
Common stock	576	572
Additional paid-in capital	1,456,448	1,448,055
Distributions in excess of net earnings	(584,796)	(561,093)
Accumulated other comprehensive loss	(662)	(938)

Total Stockholders’ Equity	1,007,003	1,022,033

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,988,906	$2,926,955

Highwoods Properties, Inc.	3	6/30/08

Estimated Net Asset Value Ranges

As Released on February 12, 2008 — See Note Below

Dollars in thousands, except per share amounts

Note: The following table sets forth information that was reported in our Supplemental issued February 12, 2008 and has not been updated to reflect facts or circumstances or changes in financial and operating assumptions that may have occurred subsequent to such date. This information is based on a range of estimated capitalization rates and projected net operating income, among other things, and is not intended to be an asset-by-asset or enterprise valuation.

NOI Cap Rates:
Office	7.00%	7.25%	7.50%
Retail	5.50%	5.75%	6.00%
Industrial/Other	7.25%	7.50%	7.75%

Consolidated Properties Projected 2008 Net Operating Income 1/ 3/
Office	$220,168	$220,168	$220,168
Retail	29,634	29,634	29,634
Industrial/Other	22,176	22,176	22,176

Total	$271,978	$271,978	$271,978

Consolidated Properties Capitalized Value
Office	$3,145,257	$3,036,800	$2,935,573
Retail	538,800	515,374	493,900
Industrial/Other	305,876	295,680	286,142

Total	$3,989,933	$3,847,854	$3,715,615

Highwoods’ Share of Unconsolidated Joint Ventures
Projected 2008 net operating income	$30,584	$30,584	$30,584
Capitalization rates	7.00%	7.25%	7.50%

Capitalized value	$436,914	$421,848	$407,787

Total In-Service Property Value	$4,426,847	$4,269,702	$4,123,402

Value of Other income
Development, leasing and management fees	$4,773	$4,773	$4,773
Capitalization rate	20%	20%	20%

Value of other income	$23,867	$23,867	$23,867

Add Other assets:
Development pipeline investment at 135% of cost 2/	$249,230	$249,230	$249,230
Assets not fairly valued by capitalized NOI valuation method 3/	204,698	204,698	204,698
Property held for sale at net sales price	10,674	10,674	10,674
Land held for development at market value	138,013	138,013	138,013
Cash and cash equivalents	3,140	3,140	3,140
Restricted cash	15,896	15,896	15,896
Accounts receivable, net	23,521	23,521	23,521
Notes receivable and prepaid expenses	47,180	47,180	47,180

Total	$692,352	$692,352	$692,352

Gross Value of Assets	$5,143,066	$4,985,920	$4,839,620

Deductions:
Total liabilities	$155,779	$155,779	$155,779
Mortgages and notes payable	1,641,987	1,641,987	1,641,987
Market value of debt adjustment	(9,065)	(9,065)	(9,065)
Minority interest adjustment 4/	41,280	41,280	41,280
Preferred stock, at liquidation value	135,437	135,437	135,437
Highwoods’ share of unconsolidated joint ventures liabilities	246,814	246,814	246,814

Estimated Net Asset Value	$2,930,834	$2,773,689	$2,627,388

Estimated diluted common shares and common units for 2008	61,425	61,425	61,425

Estimated Net Asset Value Per Share	$47.71	$45.16	$42.77

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stablilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.
3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
4/	Represents adjustment to reflect the minority interest in the fair value of our consolidated joint ventures.

Highwoods Properties, Inc.	4	6/30/08

Components of Discontinued Operations

Dollars in thousands

	Six Months Ended		Three Months Ended
	06/30/08	06/30/07	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
Rental and other revenues	$1,866	$6,862	$674	$1,192	$2,005	$3,285	$3,340

Operating expenses:
Rental property and other expenses	822	3,236	266	556	1,143	1,610	1,617
Depreciation and amortization	233	1,708	9	224	436	773	791
General and administrative	—	—	—	—	—	—	—

Total operating expenses	1,055	4,944	275	780	1,579	2,383	2,408
Other income	3	19	1	2	22	4	4

Income before minority interest and gains on sales of discontinued operations	814	1,937	400	414	448	906	936
Minority interest in discontinued operations	(53)	(137)	(26)	(27)	(31)	(60)	(63)

Income from discontinued operations before gains on sales of discontinued operations	761	1,800	374	387	417	846	873
Net gains on sales of discontinued operations	8,753	19,846	5,027	3,726	8,014	6,617	103
Minority interest in discontinued operations	(568)	(1,488)	(325)	(243)	(535)	(442)	(7)

Net gains on sales of discontinued operations, net of minority interest	8,185	18,358	4,702	3,483	7,479	6,175	96
Net income from discontinued operations before release of FASB FIN 48 tax liability	8,946	20,158	5,076	3,870	7,896	7,021	969
Release of FASB FIN 48 tax liability	—	—	—	—	—	1,473	—

Net income from discontinued operations	$8,946	$20,158	$5,076	$3,870	$7,896	$8,494	$969

Highwoods Properties, Inc.	5	6/30/08

Capitalization

Dollars, shares, and units in thousands

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Long-Term Debt (see pages 7 & 8):	$1,732,082	$1,703,238	$1,641,987	$1,601,474	$1,557,571

Financing Obligations:	$35,145	$35,296	$35,071	$34,919	$35,683

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$82,937	$82,937	$82,937	$82,937	$104,945
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	52,500	52,500

Total preferred stock	$135,437	$135,437	$135,437	$135,437	$157,445

Common Shares and Units Outstanding:
Common stock outstanding	57,632	57,309	57,167	57,158	57,131
Minority interest partnership units	3,933	3,951	4,057	4,059	4,062

Total common shares and units outstanding	61,565	61,260	61,224	61,217	61,193

Stock price at period end	$31.42	$31.07	$29.38	$36.67	$37.50

Market value of common equity	$1,934,372	$1,903,348	$1,798,761	$2,244,827	$2,294,738

Total market capitalization with debt and obligations	$3,837,036	$3,777,319	$3,611,256	$4,016,657	$4,045,437

See pages 30 to 36 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	6/30/08

Long-Term Debt Summary

Dollars in thousands

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$640,557	$643,041	$645,500	$657,408	$659,741
Variable rate debt	47,087	26,890	19,811	11,920	1,014

Secured total	687,644	669,931	665,311	669,328	660,755

Unsecured:
Fixed rate bonds and notes	648,938	648,907	748,876	748,846	748,816
Bank term loan	137,500	137,500	—	—	—
Credit facility	258,000	246,900	227,800	183,300	148,000

Unsecured total	1,044,438	1,033,307	976,676	932,146	896,816

Total	$1,732,082	$1,703,238	$1,641,987	$1,601,474	$1,557,571

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.61%	6.62%	6.62%	6.63%	6.63%
Variable rate debt	4.01%	4.34%	6.61%	7.02%	7.11%

Secured total	6.44%	6.50%	6.62%	6.64%	6.63%

Unsecured:
Fixed rate bonds	6.53%	6.53%	6.61%	6.61%	6.61%
Bank term loan	3.53%	3.71%	—	—	—
Credit facility	3.43%	3.65%	5.80%	6.32%	6.12%

Unsecured total	5.37%	5.47%	6.42%	6.56%	6.53%

Average	5.79%	5.88%	6.50%	6.59%	6.57%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 2/	Average Interest Rate
Year	Secured Debt 2/	Unsecured Debt
2008	$—	$—	$—	—
2009	140,014	308,000	448,014	5.20%
2010	32,563	—	32,563	4.08%
2011	—	137,500	137,500	3.53%
2012	212,523	—	212,523	6.95%
2013	265,527	—	265,527	5.90%
2014	37,017	—	37,017	5.79%
2015	—	—	—	—
2016	—	—	—	—
2017	—	398,938	398,938	5.85%
2018	—	200,000	200,000	7.50%

Total maturities	$687,644	$1,044,438	$1,732,082	5.79%

Weighted average maturity = 5.0 years

1/	Includes a $22.5 million loan related to a consolidated 20% owned joint venture (Harborview) and $37.0 million in loans at June 30, 2008 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	7	6/30/08

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 6/30/08	Undepreciated Book Value of Assets Secured

Northwestern Mutual	7.05%	Jan-12	$190,000	$299,896
Northwestern Mutual	6.03%	Mar-13	134,435	183,149
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	119,770	214,602
Monumental Life Ins. Co. 2/	7.77%	Nov-09	79,235	199,099
Monumental Life Ins. Co. 2/	7.87%	Nov-09	40,728
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,523	39,066
Wells Fargo 4/ 5/	4.24%	May-10	17,476	20,552
Royal Bank of Canada 4/	3.86%	Dec-09	14,524	32,803
Principal Life Insurance Company 6/	5.79%	Jan-14	11,348	14,402
Principal Life Insurance Company 6/	5.79%	Jan-14	11,348	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,607
Wells Fargo 4/	4.14%	May-10	10,395	12,790
Principal Life Insurance Company 6/	5.74%	Jan-14	8,948	14,131
Principal Life Insurance Company 6/	5.89%	Jan-14	5,374	7,514
PNC/Regions/Union Bank of California/U.S. Bank 4/	3.34%	Dec-10	4,692	5,606
Lutheran Brotherhood	6.75%	Apr-09	3,623	7,897
Security Life of Denver	8.85%	Aug-09	1,903	9,485
American United Life	9.00%	Jun-13	715	3,344

	6.44%		687,644	$1,083,117

Unsecured Bonds
Bonds	5.85%	Mar-17	398,938
Bonds	7.50%	Apr-18	200,000
Bonds	8.13%	Jan-09	50,000

	6.53%		648,938

Unsecured Loans
Credit facility 4/ 7/	3.43%	May-09	258,000
Bank term loan 4/	3.53%	Feb-11	137,500

	3.46%		395,500

Total Debt	5.79%		$1,732,082

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Loan relates to a consolidated 20% owned joint venture (Harborview).
4/	Floating rate loans based on one month libor.
5/	This loan was paid off on 7/18/2008.
6/	Loans relate to a consolidated 50% owned joint venture (Markel).
7/	Maturity date excludes one-year extension option.

Highwoods Properties, Inc.	8	6/30/08

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

Office Industrial & Retail	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
In-Service:
Office 2/	19,416,000	19,565,000	19,260,000	19,003,000	19,194,000
Industrial	6,299,000	6,036,000	6,036,000	5,942,000	6,280,000
Retail 3/	1,343,000	1,314,000	1,317,000	1,318,000	1,317,000

Total 4/	27,058,000	26,915,000	26,613,000	26,263,000	26,791,000

Development Completed - Not Stabilized:
Office 2/	428,000	524,000	607,000	867,000	560,000
Industrial	418,000	681,000	681,000	681,000	681,000
Retail	—	—	—	—	—

Total	846,000	1,205,000	1,288,000	1,548,000	1,241,000

Development - In Process:
Office 2/	803,000	717,000	887,000	1,233,000	1,387,000
Industrial	200,000	200,000	—	120,000	120,000
Retail	—	—	30,000	30,000	—

Total	1,003,000	917,000	917,000	1,383,000	1,507,000

Total:
Office 2/	20,647,000	20,806,000	20,754,000	21,103,000	21,141,000
Industrial	6,917,000	6,917,000	6,717,000	6,743,000	7,081,000
Retail 3/	1,343,000	1,314,000	1,347,000	1,348,000	1,317,000

Total 4/	28,907,000	29,037,000	28,818,000	29,194,000	29,539,000

Same Property
Office 2/	18,224,000	18,224,000	18,224,000	18,224,000	18,224,000
Industrial	5,916,000	5,916,000	5,916,000	5,916,000	5,916,000
Retail	1,313,000	1,313,000	1,313,000	1,313,000	1,313,000

Total	25,453,000	25,453,000	25,453,000	25,453,000	25,453,000

Percent Leased/Pre-Leased:
In-Service:
Office	90.8%	90.4%	91.1%	89.7%	88.5%
Industrial	91.4%	91.0%	94.2%	91.4%	90.8%
Retail	93.5%	92.9%	94.9%	94.4%	94.8%

Total	91.1%	90.7%	92.0%	90.4%	89.3%

Development Completed - Not Stabilized:
Office	73.6%	67.4%	75.9%	75.9%	69.9%
Industrial	72.0%	78.2%	78.2%	78.2%	61.0%
Retail	—	—	—	—	—

Total	72.8%	73.5%	77.1%	76.9%	65.0%

Development - In Process:
Office	63.5%	65.7%	59.9%	71.2%	72.5%
Industrial	50.0%	50.0%	—	100.0%	0.0%
Retail	—	—	100.0%	100.0%	—

Total	60.8%	62.3%	61.2%	74.3%	66.7%

Same Property
Office	90.8%	90.5%	91.2%	90.2%	89.2%
Industrial	91.4%	90.9%	94.1%	91.4%	91.7%
Retail	93.4%	92.9%	95.2%	94.7%	95.1%

Total	91.0%	90.7%	92.1%	90.7%	90.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes minor for rent apartment buildings.

Highwoods Properties, Inc.	9	6/30/08

Portfolio Summary

(Continued)

As of June 30, 2008

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable			Percentage of Annualized Cash Revenue 2/

Market	Square Feet		Occupancy	Office	Industrial	Retail	Total
Raleigh 3/	3,711,000		89.7%	15.5%	—	—	15.5%
Nashville	3,181,000		94.9%	14.5%	—	—	14.5%
Atlanta	5,552,000		92.0%	10.0%	3.9%	—	13.9%
Tampa	2,419,000		94.5%	13.8%	—	—	13.8%
Kansas City	1,956,000	4/	91.3%	3.5%	0.0%	9.1%	12.6%
Piedmont Triad 5/	5,358,000		85.9%	6.2%	3.7%	0.1%	10.0%
Richmond	2,230,000		92.1%	8.9%	—	—	8.9%
Memphis	1,337,000		93.5%	5.6%	—	—	5.6%
Greenville	897,000		91.4%	3.2%	—	—	3.2%
Orlando	317,000		98.4%	1.5%	—	—	1.5%
Other	100,000		84.3%	0.5%	—	—	0.5%

Total	27,058,000		91.1%	83.2%	7.6%	9.2%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable		Occupancy	Percentage of Annualized Cash Revenue 2/ 6/
	Square Feet			Office	Industrial	Retail	Multi-Family	Total
Raleigh	4,525,000		89.5%	14.5%	—	—	—	14.5%
Atlanta	6,387,000		92.3%	10.2%	3.4%	—	—	13.6%
Nashville	3,181,000		94.9%	12.9%	—	—	—	12.9%
Tampa	2,624,000		94.8%	12.4%	—	—	—	12.4%
Kansas City	2,670,000	4/	89.0%	4.0%	0.0%	8.1%	—	12.1%
Piedmont Triad	5,722,000		85.0%	5.8%	3.2%	0.1%	—	9.1%
Richmond	2,643,000		93.3%	8.4%	—	—	—	8.4%
Memphis	1,337,000		93.5%	4.9%	—	—	—	4.9%
Orlando	2,171,000		91.0%	4.5%	—	—	—	4.5%
Des Moines	2,505,000		88.5%	3.2%	0.5%	0.1%	0.4%	4.2%
Greenville	897,000		91.4%	2.8%	—	—	—	2.8%
Other	210,000		92.5%	0.5%	—	—	—	0.5%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,020,000		90.7%	84.2%	7.1%	8.3%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 34.

Highwoods Properties, Inc.	10	6/30/08

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of June 30, 2008

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,711,000	89.7%	18.6%	—	—	—
Nashville	3,181,000	94.9%	17.4%	—	—	—
Tampa	2,419,000	94.5%	16.6%	—	—	—
Atlanta	2,470,000	89.9%	12.0%	3,082,000	93.6%	51.3%
Richmond	2,230,000	92.1%	10.7%	—	—	—
Piedmont Triad	2,115,000	80.4%	7.5%	3,213,000	89.4%	48.6%
Memphis	1,337,000	93.5%	6.7%	—	—	—
Kansas City	639,000	87.2%	4.2%	4,000	46.5%	0.1%
Greenville	897,000	91.4%	3.8%	—	—	—
Orlando	317,000	98.4%	1.8%	—	—	—
Other	100,000	84.3%	0.7%	—	—	—

	19,416,000	90.8%	100.0%	6,299,000	91.4%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,313,000	93.4%	98.8%
Piedmont Triad	30,000	100.0%	1.2%

	1,343,000	93.5%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11	6/30/08

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Atlanta	Rentable Square Feet	5,552,000	5,289,000	5,289,000	5,199,000	5,514,000
	Occupancy	92.0%	91.6%	93.0%	92.8%	92.9%
	Current Properties 2/	92.1%	91.5%	92.9%	92.8%	92.7%

Columbia	Rentable Square Feet	—	—	—	253,000	253,000
	Occupancy	—	—	—	82.5%	72.0%
	Current Properties 2/	—	—	—	82.5%	72.0%

Greenville	Rentable Square Feet	897,000	897,000	897,000	897,000	1,109,000
	Occupancy	91.4%	86.4%	85.6%	87.7%	76.3%
	Current Properties 2/	91.4%	86.4%	85.6%	87.6%	83.9%

Kansas City 3/	Rentable Square Feet	1,956,000	2,229,000	2,215,000	2,216,000	2,215,000
	Occupancy	91.3%	88.8%	89.4%	89.3%	89.5%
	Current Properties 2/	91.4%	90.9%	91.9%	91.9%	92.3%

Memphis	Rentable Square Feet	1,337,000	1,276,000	1,276,000	1,276,000	1,276,000
	Occupancy	93.5%	93.8%	94.9%	92.5%	92.7%
	Current Properties 2/	93.2%	93.8%	94.9%	92.5%	92.7%

Nashville	Rentable Square Feet	3,181,000	3,184,000	3,184,000	2,875,000	2,875,000
	Occupancy	94.9%	95.0%	95.1%	92.5%	90.9%
	Current Properties 2/	94.2%	94.4%	94.7%	92.4%	90.6%

Orlando	Rentable Square Feet	317,000	317,000	218,000	218,000	218,000
	Occupancy	98.4%	96.9%	100.0%	99.4%	98.9%
	Current Properties 2/	97.6%	95.4%	100.0%	99.4%	98.9%

Piedmont Triad	Rentable Square Feet	5,358,000	5,358,000	5,328,000	5,234,000	5,235,000
	Occupancy	85.9%	85.2%	89.3%	86.1%	85.7%
	Current Properties 2/	85.5%	84.8%	89.1%	86.0%	85.7%

Raleigh	Rentable Square Feet	3,711,000	3,712,000	3,554,000	3,553,000	3,554,000
	Occupancy	89.7%	90.3%	91.5%	88.1%	86.5%
	Current Properties 2/	90.1%	90.8%	91.5%	88.1%	86.5%

Richmond	Rentable Square Feet	2,230,000	2,135,000	2,134,000	2,024,000	2,024,000
	Occupancy	92.1%	93.5%	92.5%	91.8%	90.0%
	Current Properties 2/	93.2%	93.4%	92.3%	91.6%	89.9%

Tampa	Rentable Square Feet	2,419,000	2,418,000	2,418,000	2,418,000	2,418,000
	Occupancy	94.5%	94.7%	95.0%	95.6%	96.5%
	Current Properties 2/	94.5%	94.7%	94.9%	95.5%	96.4%

Total 4/	Rentable Square Feet	26,958,000	26,815,000	26,513,000	26,163,000	26,691,000
	Occupancy	91.1%	90.7%	92.0%	90.4%	89.3%

	Current Properties 2/	91.0%	90.6%	92.0%	90.6%	90.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12	6/30/08

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	6/30/08 2/	3/31/08 3/	12/31/07 4/	9/30/07 5/	6/30/07 6/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	113	126	126	121	166	130
Rentable square footage leased	997,600	602,049	920,405	1,125,050	865,958	902,212
Square footage of Renewal Deals	913,530	385,756	730,702	720,127	590,542	668,131
Renewed square footage (% of total)	91.6%	64.1%	79.4%	64.0%	68.2%	74.1%
New Leases square footage (% of total)	8.4%	35.9%	20.6%	36.0%	31.8%	25.9%

Weighted average per rentable square foot over the lease term:
Base rent	$22.47	$19.82	$19.35	$19.32	$20.13	$20.22
Tenant improvements	(1.16)	(1.10)	(1.64)	(0.93)	(2.00)	(1.37)
Leasing commissions 7/	(0.63)	(0.44)	(0.62)	(0.51)	(0.63)	(0.57)
Rent concessions	(0.28)	(0.13)	(0.19)	(0.40)	(0.21)	(0.24)

Effective rent	20.40	18.15	16.90	17.48	17.29	18.04
Expense stop	(7.12)	(5.90)	(6.05)	(6.31)	(6.04)	(6.28)

Equivalent effective net rent	$13.28	$12.25	$10.85	$11.17	$11.25	$11.76

Weighted average term in years	3.2	4.0	4.4	4.6	4.5	4.1

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$5,224,995	$3,504,078	$7,696,269	$6,513,821	$8,589,754	$6,305,783
Rentable square feet	997,600	602,049	920,405	1,125,050	865,958	902,212

Per rentable square foot	$5.24	$5.82	$8.36	$5.79	$9.92	$6.99

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,300,840	$1,190,054	$2,719,401	$2,747,213	$2,303,936	$2,252,289
Rentable square feet	997,600	602,049	920,405	1,125,050	865,958	902,212

Per rentable square foot	$2.31	$1.98	$2.95	$2.44	$2.66	$2.50

Total:
Total dollars committed under signed leases	$7,525,835	$4,694,132	$10,415,670	$9,261,034	$10,893,690	$8,558,072
Rentable square feet	997,600	602,049	920,405	1,125,050	865,958	902,212

Per rentable square foot	$7.54	$7.80	$11.32	$8.23	$12.58	$9.49

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 346K square feet of leases that start in 2010 or later.
3/	Includes 84K square feet of leases that start in 2010 or later.
4/	Includes 91K square feet of leases that start in 2010 or later.
5/	Includes 94K square feet of leases that start in 2009 or later.
6/	Includes 213K square feet of leases that start in 2009 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	6/30/08

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07 1/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	14	7	10	8	18	11
Rentable square footage leased	367,684	158,324	694,808	115,617	575,033	382,293
Square footage of Renewal Deals	155,126	150,170	538,836	73,793	489,312	281,447
Renewed square footage (% of total)	42.2%	94.8%	77.6%	63.8%	85.1%	73.6%
New Leases square footage (% of total)	57.8%	5.2%	22.4%	36.2%	14.9%	26.4%

Weighted average per rentable square foot over the lease term:
Base rent	$3.85	$5.95	$4.03	$7.53	$3.82	$5.04
Tenant improvements	(0.18)	(0.07)	(0.04)	(0.71)	(0.23)	(0.25)
Leasing commissions 2/	(0.10)	0.00	(0.05)	(0.14)	(0.06)	(0.07)
Rent concessions	0.00	0.00	0.00	(0.10)	(0.05)	(0.03)

Effective rent	3.57	5.88	3.94	6.58	3.48	4.69
Expense stop	(0.19)	(0.10)	(0.05)	(1.04)	(0.19)	(0.31)

Equivalent effective net rent	$3.38	$5.78	$3.89	$5.54	$3.29	$4.38

Weighted average term in years	1.8	3.3	2.6	4.3	2.3	2.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$269,635	$50,537	$40,925	$424,840	$528,135	$262,814
Rentable square feet	367,684	158,324	694,808	115,617	575,033	382,293

Per rentable square foot	$0.73	$0.32	$0.06	$3.67	$0.92	$0.69

Leasing Commissions:
Total dollars committed under signed leases 2/	$62,837	$1,918	$136,633	$74,106	$142,246	$83,548
Rentable square feet	367,684	158,324	694,808	115,617	575,033	382,293

Per rentable square foot	$0.17	$0.01	$0.20	$0.64	$0.25	$0.22

Total:
Total dollars committed under signed leases	$332,471	$52,455	$177,558	$498,945	$670,380	$346,362
Rentable square feet	367,684	158,324	694,808	115,617	575,033	382,293

Per rentable square foot	$0.90	$0.33	$0.26	$4.32	$1.17	$0.91

1/	Includes 5K square feet of leases that start in 2009 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	6/30/08

Leasing Statistics

Retail Portfolio

	Three Months Ended
	6/30/08 1/	3/31/08	12/31/07 2/	9/30/07	6/30/07	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	6	7	12	8	8	8
Rentable square footage leased	15,839	30,942	44,509	24,629	14,721	26,128
Square footage of Renewal Deals	14,162	18,826	37,318	18,097	7,072	19,095
Renewed square footage (% of total)	89.4%	60.8%	83.8%	73.5%	48.0%	73.1%
New Leases square footage (% of total)	10.6%	39.2%	16.2%	26.5%	52.0%	26.9%

Weighted average per rentable square foot over the lease term:
Base rent	$27.61	$31.80	$20.44	$24.06	$33.29	$27.44
Tenant improvements	(1.52)	(0.40)	(1.46)	(1.17)	(2.57)	(1.42)
Leasing commissions 3/	(0.67)	(0.54)	(0.26)	(0.46)	(1.25)	(0.64)
Rent concessions	0.00	(1.47)	0.00	0.00	0.00	(0.29)

Effective rent	25.42	29.39	18.72	22.43	29.47	25.09
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$25.42	$29.39	$18.72	$22.43	$29.47	$25.09

Weighted average term in years	7.7	8.6	5.6	6.1	7.0	7.0

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$177,176	$161,500	$509,473	$260,407	$335,337	$288,778
Rentable square feet	15,839	30,942	44,509	24,629	14,721	26,128

Per rentable square foot	$11.19	$5.22	$11.45	$10.57	$22.78	$11.05

Leasing Commissions:
Total dollars committed under signed leases 3/	$5,794	$123,220	$21,542	$17,601	$83,077	$50,247
Rentable square feet	15,839	30,942	44,509	24,629	14,721	26,128

Per rentable square foot	$0.37	$3.98	$0.48	$0.71	$5.64	$1.92

Total:
Total dollars committed under signed leases	$182,970	$284,720	$531,015	$278,008	$418,414	$339,025
Rentable square feet	15,839	30,942	44,509	24,629	14,721	26,128

Per rentable square foot	$11.55	$9.20	$11.93	$11.29	$28.42	$12.98

1/	Includes 3K square feet of leases that start in 2010 or later.
2/	Includes 9K square feet of leases that start in 2010 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	6/30/08

Leasing Statistics by Market

For the Three Months Ended As of 6/30/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Tampa	448,048	3.7	$25.78	$5.03	$3.08
Atlanta	204,240	1.9	19.75	3.65	0.91
Raleigh	104,235	1.8	20.00	2.09	0.77
Nashville	51,280	4.6	21.04	8.22	1.76
Piedmont Triad	50,644	3.2	12.62	2.75	0.23
Richmond	48,197	3.9	17.57	7.34	2.28
Greenville	31,991	4.7	17.37	13.69	4.65
Kansas City	28,805	4.9	23.92	11.69	5.97
Memphis	22,787	3.6	21.94	13.37	2.14
Orlando	4,733	1.3	26.70	0.00	1.42
Other	2,640	3.6	15.52	5.81	7.14

	997,600	3.2	$22.19	$5.24	$2.31

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Piedmont Triad	230,084	0.9	$3.68	$0.42	$0.06
Atlanta	137,600	3.2	4.15	1.25	0.34

	367,684	1.8	$3.85	$0.73	$0.17

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Kansas City	15,839	7.7	$27.61	$11.19	$0.37

	15,839	7.7	$27.61	$11.19	$0.37

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $681K.

Highwoods Properties, Inc.	16	6/30/08

Rental Rate Comparisons by Market

For the Three Months Ended As of 6/30/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Tampa	448,048	$25.78	$23.18	11.2%
Atlanta	204,240	19.75	19.54	1.1%
Raleigh	104,235	20.00	19.31	3.6%
Nashville	51,280	21.04	17.81	18.1%
Piedmont Triad	50,644	12.62	12.29	2.7%
Richmond	48,197	17.57	16.23	8.3%
Greenville	31,991	17.37	16.83	3.2%
Kansas City	28,805	23.92	22.27	7.4%
Memphis	22,787	21.94	19.28	13.8%
Orlando	4,733	26.70	22.22	20.2%
Other	2,640	15.52	13.07	18.7%

GAAP Rent Growth	997,600	$22.19	$20.51	8.2%

Cash Rent Growth	997,600	$21.77	$22.80	-4.5%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	230,084	$3.68	$3.53	4.2%
Atlanta	137,600	4.15	3.78	9.7%

GAAP Rent Growth	367,684	$3.85	$3.62	6.3%

Cash Rent Growth	367,684	$3.82	$3.73	2.3%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	15,839	$27.61	$24.08	14.7%

GAAP Rent Growth	15,839	$27.61	$24.08	14.7%

Cash Rent Growth	15,839	$26.88	$25.53	5.3%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04
Office	$19.80	$19.26	$18.16	$17.64	$17.49
Industrial	5.30	5.19	5.10	5.02	4.68
Retail 2/	31.33	30.94	28.07	27.80	25.88

Weighted average rate	$16.87	$16.40	$15.51	$15.44	$14.70

Annual % growth rate	2.9%	5.7%	0.5%	5.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17	6/30/08

Lease Expirations

June 30, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/

2008 /3	647,954	3.6%	$14,041	$21.67	4.0%
2009	2,246,706	12.6%	45,175	20.11	12.8%
2010	2,097,533	11.7%	43,036	20.52	12.2%
2011	2,677,157	15.1%	52,213	19.50	14.7%
2012	2,290,329	12.8%	46,886	20.47	13.2%
2013	2,274,011	12.7%	42,783	18.81	12.1%
2014	1,540,106	8.6%	30,768	19.98	8.7%
2015	1,055,101	5.9%	21,280	20.17	6.0%
2016	755,315	4.2%	14,035	18.58	4.0%
2017	952,032	5.3%	19,193	20.16	5.4%
2018 and thereafter	1,334,308	7.5%	24,346	18.25	6.9%

	17,870,552	100.0%	$353,756	$19.80	100.0%

Industrial:

2008 /4	224,368	3.7%	$1,063	$4.74	3.3%
2009	1,182,188	19.4%	6,457	5.46	20.0%
2010	825,682	13.5%	4,301	5.21	13.4%
2011	1,116,037	18.3%	5,479	4.91	17.0%
2012	454,550	7.5%	2,766	6.09	8.6%
2013	547,142	9.0%	3,372	6.16	10.5%
2014	436,065	7.2%	2,479	5.68	7.7%
2015	271,382	4.5%	1,124	4.14	3.5%
2016	264,597	4.4%	1,040	3.93	3.2%
2017	149,600	2.5%	737	4.93	2.3%
2018 and thereafter	604,640	10.0%	3,367	5.57	10.5%

	6,076,251	100.0%	$32,185	$5.30	100.0%

1/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 26,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
4/	Includes 105,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	6/30/08

Lease Expirations

June 30, 2008

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:

2008 2/	57,467	4.6%	$1,019	$17.73	2.6%
2009	136,490	10.9%	4,384	32.12	11.1%
2010	90,339	7.2%	3,602	39.87	9.2%
2011	58,702	4.7%	1,975	33.64	5.0%
2012	165,979	13.2%	5,162	31.10	13.1%
2013	70,818	5.6%	2,728	38.52	6.9%
2014	102,285	8.1%	2,478	24.23	6.3%
2015	144,364	11.5%	4,636	32.11	11.8%
2016	65,526	5.2%	2,744	41.88	7.0%
2017	107,946	8.6%	2,724	25.23	6.9%
2018 and thereafter	255,786	20.4%	7,895	30.87	20.1%

	1,255,702	100.0%	$39,347	$31.33	100.0%

Total:

2008 3/ 4/	929,789	3.7%	$16,123	$17.34	3.8%
2009	3,565,384	14.1%	56,016	15.71	13.2%
2010	3,013,554	12.0%	50,939	16.90	12.0%
2011	3,851,896	15.4%	59,667	15.49	13.9%
2012	2,910,858	11.5%	54,814	18.83	12.9%
2013	2,891,971	11.5%	48,883	16.90	11.5%
2014	2,078,456	8.2%	35,725	17.19	8.4%
2015	1,470,847	5.8%	27,040	18.38	6.4%
2016	1,085,438	4.3%	17,819	16.42	4.2%
2017	1,209,578	4.8%	22,654	18.73	5.3%
2018 and thereafter	2,194,734	8.7%	35,608	16.22	8.4%

	25,202,505	100.0%	$425,288	$16.87	100.0%

1/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 15,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 146,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	6/30/08

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			9/30/08 2/	12/31/08	3/31/09	6/30/09	Total
Atlanta	RSF		41,536	10,482	20,132	64,921	137,071
	% of Total Office RSF		0.2%	0.1%	0.1%	0.4%	0.8%
	Annualized Cash Revenue	3/	$909	$195	$372	$936	$2,412
	% of Total Office Annl Cash Rev		0.3%	0.1%	0.1%	0.3%	0.7%

Greenville	RSF		16,970	0	19,998	29,135	66,103
	% of Total Office RSF		0.1%	0.0%	0.1%	0.2%	0.4%
	Annualized Cash Revenue	3/	$331	$—	$333	$492	$1,156
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.1%	0.1%	0.3%

Kansas City	RSF		6,592	11,023	16,833	7,805	42,253
	% of Total Office RSF		0.0%	0.1%	0.1%	0.0%	0.2%
	Annualized Cash Revenue	3/	$213	$270	$400	$191	$1,074
	% of Total Office Annl Cash Rev		0.1%	0.1%	0.1%	0.1%	0.3%

Memphis	RSF		17,479	29,772	63,708	26,133	137,092
	% of Total Office RSF		0.1%	0.2%	0.4%	0.1%	0.8%
	Annualized Cash Revenue	3/	$355	$665	$1,444	$528	$2,992
	% of Total Office Annl Cash Rev		0.1%	0.2%	0.4%	0.1%	0.8%

Nashville	RSF		15,525	30,386	118,500	100,106	264,517
	% of Total Office RSF		0.1%	0.2%	0.7%	0.6%	1.5%
	Annualized Cash Revenue	3/	$284	$677	$2,339	$1,943	$5,243
	% of Total Office Annl Cash Rev		0.1%	0.2%	0.7%	0.5%	1.5%

Orlando	RSF		0	0	0	11,482	11,482
	% of Total Office RSF		0.0%	0.0%	0.0%	0.1%	0.1%
	Annualized Cash Revenue	3/	$—	$—	$—	$274	$274
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.1%	0.1%

Piedmont Triad	RSF		31,696	14,074	23,056	31,062	99,888
	% of Total Office RSF		0.2%	0.1%	0.1%	0.2%	0.6%
	Annualized Cash Revenue	3/	$617	$243	$463	$536	$1,859
	% of Total Office Annl Cash Rev		0.2%	0.1%	0.1%	0.2%	0.5%

Raleigh	RSF		200,645	49,326	226,469	20,991	497,431
	% of Total Office RSF		1.1%	0.3%	1.3%	0.1%	2.7%
	Annualized Cash Revenue	3/	$4,737	$942	$4,669	$462	$10,810
	% of Total Office Annl Cash Rev		1.3%	0.3%	1.3%	0.1%	3.1%

Richmond	RSF		88,058	13,456	109,235	48,814	259,563
	% of Total Office RSF		0.5%	0.1%	0.6%	0.3%	1.5%
	Annualized Cash Revenue	3/	$1,767	$248	$2,257	$911	$5,183
	% of Total Office Annl Cash Rev		0.5%	0.1%	0.6%	0.3%	1.5%

Tampa	RSF		54,965	10,442	108,499	54,683	228,589
	% of Total Office RSF		0.3%	0.1%	0.6%	0.3%	1.3%
	Annualized Cash Revenue	3/	$1,190	$252	$2,544	$1,231	$5,217
	% of Total Office Annl Cash Rev		0.3%	0.1%	0.7%	0.3%	1.5%

Other	RSF		5,527	0	6,166	0	11,693
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue	3/	$148	$—	$121	$—	$269
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.1%

Total	RSF		478,993	168,961	712,596	395,132	1,755,682
	% of Total Office RSF		2.6%	0.9%	4.0%	2.2%	9.8%
	Annualized Cash Revenue	3/	$10,551	$3,492	$14,942	$7,504	$36,489
	% of Total Office Annl Cash Rev		3.0%	1.0%	4.2%	2.1%	10.3%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 26,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	6/30/08

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			9/30/08 1/	12/31/08	3/31/09	6/30/09	Total
Atlanta	RSF		49,857	0	112,612	34,300	196,769
	% of Total Industrial RSF		0.8%	0.0%	1.9%	0.6%	3.2%
	Annualized Cash Revenue	2/	$170	$—	$731	$215	$1,116
	% of Total Industrial Annl Cash Rev		0.6%	0.0%	2.3%	0.7%	3.5%

Kansas City	RSF		0	0	1,756	0	1,756
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$—	$20	$—	$20
	% of Total Industrial Annl Cash Rev		0.0%	0.0%	0.1%	0.0%	0.1%

Piedmont Triad	RSF		96,047	78,464	289,378	519,320	983,209
	% of Total Industrial RSF		1.6%	1.3%	4.8%	8.5%	16.2%
	Annualized Cash Revenue	2/	$389	$505	$1,463	$2,400	$4,757
	% of Total Industrial Annl Cash Rev		1.2%	1.6%	4.5%	7.5%	14.8%

Total	RSF		145,904	78,464	403,746	553,620	1,181,734
	% of Total Industrial RSF		2.4%	1.3%	6.6%	9.1%	19.4%
	Annualized Cash Revenue	2/	$559	$505	$2,214	$2,615	$5,893
	% of Total Industrial Annl Cash Rev		1.8%	1.6%	6.9%	8.1%	18.4%

1/	Includes 105,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	6/30/08

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2008 2/	2009	2010	2011	Thereafter
Atlanta	RSF		52,018	264,001	91,795	293,199	1,503,040
	% of Total Office RSF		0.3%	1.5%	0.5%	1.6%	8.4%
	Annualized Cash Revenue	3/	$1,104	$4,459	$1,796	$6,328	$28,711
	% of Total Office Annl Cash Rev		0.3%	1.3%	0.5%	1.8%	8.1%

Greenville	RSF		16,970	60,122	57,236	104,244	581,607
	% of Total Office RSF		0.1%	0.3%	0.3%	0.6%	3.3%
	Annualized Cash Revenue	3/	$331	$1,022	$868	$1,900	$9,359
	% of Total Office Annl Cash Rev		0.1%	0.3%	0.2%	0.5%	2.6%

Kansas City	RSF		17,615	44,124	104,158	69,865	321,787
	% of Total Office RSF		0.1%	0.2%	0.6%	0.4%	1.8%
	Annualized Cash Revenue	3/	$483	$1,051	$2,986	$1,806	$8,421
	% of Total Office Annl Cash Rev		0.1%	0.3%	0.8%	0.5%	2.4%

Memphis	RSF		47,251	176,505	212,005	156,906	657,777
	% of Total Office RSF		0.3%	1.0%	1.2%	0.9%	3.7%
	Annualized Cash Revenue	3/	$1,019	$3,588	$4,491	$3,112	$11,577
	% of Total Office Annl Cash Rev		0.3%	1.0%	1.3%	0.9%	3.3%

Nashville	RSF		45,911	574,808	456,444	386,346	1,556,164
	% of Total Office RSF		0.3%	3.2%	2.6%	2.2%	8.7%
	Annualized Cash Revenue	3/	$961	$11,802	$9,354	$7,841	$31,855
	% of Total Office Annl Cash Rev		0.3%	3.3%	2.6%	2.2%	9.0%

Orlando	RSF		0	16,215	77,080	106,313	111,676
	% of Total Office RSF		0.0%	0.1%	0.4%	0.6%	0.6%
	Annualized Cash Revenue	3/	$—	$400	$1,788	$2,332	$1,750
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.5%	0.7%	0.5%

Piedmont Triad	RSF		45,770	135,583	235,164	423,301	861,380
	% of Total Office RSF		0.3%	0.8%	1.3%	2.4%	4.8%
	Annualized Cash Revenue	3/	$861	$2,236	$3,813	$6,199	$13,270
	% of Total Office Annl Cash Rev		0.2%	0.6%	1.1%	1.8%	3.8%

Raleigh	RSF		249,971	480,105	384,891	615,092	1,690,706
	% of Total Office RSF		1.4%	2.7%	2.2%	3.4%	9.5%
	Annualized Cash Revenue	3/	$5,678	$10,015	$7,504	$12,482	$30,365
	% of Total Office Annl Cash Rev		1.6%	2.8%	2.1%	3.5%	8.6%

Richmond	RSF		101,514	232,353	249,499	420,310	1,049,014
	% of Total Office RSF		0.6%	1.3%	1.4%	2.4%	5.9%
	Annualized Cash Revenue	3/	$2,015	$4,529	$4,767	$7,864	$18,554
	% of Total Office Annl Cash Rev		0.6%	1.3%	1.3%	2.2%	5.2%

Tampa	RSF		65,407	256,105	196,991	100,001	1,830,024
	% of Total Office RSF		0.4%	1.4%	1.1%	0.6%	10.2%
	Annualized Cash Revenue	3/	$1,442	$5,942	$4,847	$2,293	$44,267
	% of Total Office Annl Cash Rev		0.4%	1.7%	1.4%	0.6%	12.5%

Other	RSF		5,527	6,785	32,270	1,580	38,027
	% of Total Office RSF		0.0%	0.0%	0.2%	0.0%	0.2%
	Annualized Cash Revenue	3/	$148	$131	$823	$56	$1,162
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.2%	0.0%	0.3%

Total	RSF		647,954	2,246,706	2,097,533	2,677,157	10,201,202
	% of Total Office RSF		3.6%	12.6%	11.7%	15.0%	57.1%
	Annualized Cash Revenue	3/	$14,042	$45,175	$43,037	$52,213	$199,291
	% of Total Office Annl Cash Rev		4.0%	12.8%	12.2%	14.8%	56.3%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 26,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	6/30/08

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2008 1/	2009	2010	2011	Thereafter
Atlanta	RSF		49,857	333,368	316,221	719,054	1,483,974
	% of Total Industrial RSF		0.8%	5.5%	5.2%	11.8%	24.4%
	Annualized Cash Revenue	2/	$169	$2,200	$1,840	$3,931	$8,379
	% of Total Industrial Annl Cash Rev		0.5%	6.8%	5.7%	12.2%	26.0%

Kansas City	RSF		0	1,756	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue	2/	$—	$20	$—	$—	$—
	% of Total Industrial Annl Cash Rev		0.0%	0.1%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		174,511	847,064	509,461	396,983	1,244,002
	% of Total Industrial RSF		2.9%	13.9%	8.4%	6.5%	20.5%
	Annualized Cash Revenue	2/	$894	$4,238	$2,461	$1,549	$6,506
	% of Total Industrial Annl Cash Rev		2.8%	13.2%	7.6%	4.8%	20.2%

Total	RSF		224,368	1,182,188	825,682	1,116,037	2,727,976
	% of Total Industrial RSF		3.7%	19.5%	13.6%	18.4%	44.9%
	Annualized Cash Revenue	2/	$1,063	$6,458	$4,301	$5,480	$14,885
	% of Total Industrial Annl Cash Rev		3.3%	20.1%	13.4%	17.0%	46.2%

1/	Includes 105,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	6/30/08

Customer Diversification 1/

June 30, 2008

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,628,980	$32,008	7.53%	8.0
AT&T	896,147	15,000	3.53%	3.6
Price Waterhouse Coopers	369,649	9,699	2.28%	3.3
State of Georgia	367,986	7,685	1.81%	2.3
Healthways	255,041	5,704	1.34%	14.7
T-Mobile USA	207,517	5,639	1.33%	5.5
Metropolitan Life Insurance	267,787	5,401	1.27%	9.4
Lockton Companies	160,561	4,402	1.04%	6.7
Syniverse Technologies	198,750	3,949	0.93%	8.3
BB&T	238,595	3,854	0.91%	4.5
Fluor Enterprises	209,474	3,729	0.88%	3.6
SCI Services 3/	162,784	3,620	0.85%	9.1
Jacobs Engineering Group	181,794	2,858	0.67%	7.2
Vanderbilt University	144,161	2,843	0.67%	7.3
Lifepoint Corporate Services	129,217	2,629	0.62%	3.1
Wachovia	112,781	2,544	0.60%	2.7
Icon Clinical Research	110,909	2,540	0.60%	5.2
Talecris Biotherapeutics	122,870	2,371	0.56%	4.0
HDR Engineering	80,499	2,293	0.54%	8.5
HCA Physician Services	130,599	2,286	0.54%	5.5

	5,976,101	$121,054	28.50%	6.3

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.9%
Government/Public Administration	9.9%
Finance/Banking	9.4%
Insurance	9.0%
Retail Trade	7.5%
Manufacturing	6.3%
Telecommunication	6.3%
Wholesale Trade	6.2%
Health Care and Social Assistance	6.1%
Real Estate Rental and Leasing	4.0%
Information	2.9%
Administrative and Support Services	2.9%
Accommodation and Food Services	2.7%
Transportation and Warehousing	2.3%
Other Services (except Public Administration)	2.1%
Educational Services	1.5%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	SCI Services (Saxon Capital, Inc.) is a wholly owned subsidiary of Morgan Stanley.

Highwoods Properties, Inc.	24	6/30/08

Same Property Performance 1/

Dollars and Square Feet in thousands

	Three months ended June 30,		Percentage Change
	2008	2007
Rental revenues 2/	$101,040	$96,421	4.8%
Operating expenses	(37,674)	(35,995)	-4.7%

	63,366	60,426	4.9%
Straight line rent	102	55	85.5%

	63,468	60,481	4.9%
Lease termination fees	23	1,477	-98.4%

Net operating income	$63,491	$61,958	2.5%

Average occupancy	90.8%	90.3%	0.6%

Rentable square feet	25,203	25,203

	Six months ended June 30,		Percentage Change
	2008	2007
Rental revenues 2/	$201,495	$194,416	3.6%
Operating expenses	(74,184)	(71,718)	-3.4%

	127,311	122,698	3.8%
Straight line rent	624	749	-16.7%

	127,935	123,447	3.6%
Lease termination fees	1,923	1,515	26.9%

Net operating income	$129,858	$124,962	3.9%

Average occupancy	90.8%	90.3%	0.6%

Rentable square feet	25,203	25,203

	Second Quarter: 2008 vs 2007		June YTD: 2008 vs 2007
Market	NOI 3/ Percentage Change	Occupancy Percentage Change	NOI 3/ Percentage Change	Occupancy Percentage Change
Atlanta	-6.9%	-0.8%	-3.5%	-0.5%
Greenville	15.0%	6.2%	11.7%	4.5%
Kansas City	1.8%	-0.8%	-2.3%	-1.3%
Memphis	7.9%	0.5%	5.5%	1.5%
Nashville	12.5%	3.6%	9.9%	3.7%
Orlando	-5.4%	-0.7%	-5.5%	-2.1%
Piedmont Triad	2.3%	-2.3%	0.0%	-2.9%
Raleigh	11.2%	4.3%	8.5%	4.6%
Richmond	9.4%	3.8%	8.2%	4.0%
Tampa	9.5%	-2.5%	5.9%	-3.1%

	4.9%	0.6%	3.6%	0.6%

1/	Excludes a property held for sale at 6/30/08 which constitutes 250,000 rentable square feet.
2/	Excludes straight line rents and lease termination fees.
3/	Includes straight line rents and excludes lease termination fees.

Highwoods Properties, Inc.	25	6/30/08

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2008:
Parkway Medical	Kansas City	O	02/15/08	30,000	81.4%	$6,050

First quarter totals				30,000	81.4%	$6,050

Second quarter 2008:
Fairway North & West	Kansas City	O	04/02/08	130,000	74.6%	$11,676

Corinth Office	Kansas City	O	06/20/08	141,000	75.3%	9,950

Second quarter totals				271,000	74.9%	$21,626

2008 totals				301,000	75.6%	$27,676

1/	The letter “O” represents Office.

Highwoods Properties, Inc.	26	6/30/08

Development Activity

Dollars in thousands

Property In - Process	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/08			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
Office:
FAA	Atlanta	O	100,000	$18,071		$3,005		100%	2Q 09	2Q 09
Jackson FBI	Jackson, MS	O	110,000	31,713		6,016		100%	1Q 09	1Q 09
Triad Centre III	Memphis	O	148,000	29,187		2,134		17%	3Q 09	2Q 11
Cool Springs IV	Nashville	O	153,000	27,597		17,997		6%	3Q 08	1Q 10
RBC Plaza 2/	Raleigh	O	292,000	76,056		57,764		91%	4Q 08	4Q 09

Total or Weighted Average			803,000	$182,624		$86,916		64%

					$	Weighted	%	69%

For Sale Development:
RBC Plaza Condominiums 3/ 4/	Raleigh	RC	139 Units	$42,380		$30,249		138 Contracts	4Q 08	2Q 09

				$42,380		$30,249

Industrial:
River Point IV	Atlanta	I	200,000	$10,435		$1,564		50%	1Q 09	2Q 10

			200,000	$10,435		$1,564		50%

In-Process Total or Weighted Average 4/			1,003,000	$235,439		$118,729		61%

					$	Weighted	%	68%

Completed Not Stabilized 5/
Office:
Centregreen V	Raleigh	O	98,000	$15,662		$12,329		68%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		20,723		57%	1Q 08	3Q 09
Highwoods Baycenter I	Tampa	O	208,000	43,100		42,070		86%	3Q 07	4Q 08

Total or Weighted Average			428,000	$83,210		$75,122		74%

					$	Weighted	%	74%

Industrial:
Enterprise II	Piedmont Triad	I	418,000	$17,222		$15,875		72%	4Q 06	4Q 08

			418,000	$17,222		$15,875		72%

					$	Weighted	%	72%

Completed Not Stabilized Total or Weighted Average			846,000	$100,432		$90,997		73%

					$	Weighted	%	74%

Grand Total or Weighted Average			1,849,000	$335,871		$209,726		66%

					$	Weighted	%	70%

Placed in Service in 2Q

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/08			Pre Leased %	Occ %	In-Service Date
Comcast	Memphis	O	62,000	$9,449		$8,256		100%	100%	4/1/08
Newpoint V	Atlanta	I	263,000	12,947		12,309		88%	88%	6/1/08
North Shore Commons II	Richmond	O	96,000	14,855		13,304		66%	59%	6/1/08

Total or Weighted Average			421,000	$37,251		$33,869		85%	83%

					$	Weighted	%	82%	79%

1/	The Letters “O”, “I”, “R” and “RC” represent: Office, Industrial, Retail and For Sale Residential Condominiums, respectively.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a 93% interest and consolidates this Joint Venture.

The investment amounts shown represent the Company’s 93% share.

4/	As of 6/30/08, Condo units and numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.
5/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.

Highwoods Properties, Inc.	27	6/30/08

Development Land

June 30, 2008

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	224	$24,863
Raleigh	190	43,558
Greensboro	47	12,495
Baltimore	39	10,300
Richmond	33	8,211
Tampa	20	13,901
Nashville	16	7,917
Memphis	15	3,487
Orlando	15	16,278
Winston-Salem	10	2,148
Kansas City	1	2,100

Total 1/ 2/ 3/	610	$145,258

1/	Developable square footage on core land holdings, which constitute 475 of the total 610 acres, is approximately 4.9 million of office space and 2.5 million of industrial space.
2/	Includes 34 acres ($8.9 million based on expected gross proceeds) included in property held for sale at June 30, 2008.
3/	Includes 75 acres currently classified as Development in Process on our consolidated balance sheet.

Highwoods Properties, Inc.	28	6/30/08

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2008:
None

Second quarter 2008:
None

Highwoods Properties, Inc.	29	6/30/08

Unconsolidated Joint Ventures Assets, Debt and Liabilities

June 30, 2008

Dollars in thousands

	Type 1/	Own %	Venture’s Books
Joint Venture			Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$7,350	$—	$543
Dallas County Partners I, LP	O/ I	50.00%	32,230	48,849	52,197
Dallas County Partners II, LP	O	50.00%	14,268	15,734	17,270
Dallas County Partners III, LP	O	50.00%	126	—	39
Fountain Three	O/I /R	50.00%	25,257	32,638	34,795
RRHWoods, LLC	O/ M	50.00%	87,001	81,232	85,743
Kessinger/Hunter, LLC	-	26.50%	7,108	—	254
4600 Madison Associates, LP	O	12.50%	18,034	13,100	13,694
Highwoods DLF 98/29, LP	O	22.81%	149,886	75,260	80,471
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	100,667	55,340	58,918
Concourse Center Associates, LLC	O	50.00%	13,395	8,797	9,037
Plaza Colonnade, LLC	O/R	50.00%	72,445	66,056	67,653
Highwoods KC Glenridge Office, LP	O	40.00%	22,636	16,479	17,561
Highwoods KC Glenridge Land, LP	O	40.00%	779	—	105
Highwoods KC Orlando, LLC	O	40.00%	204,435	140,727	149,313
Highwoods DLF Forum, LLC	O	25.00%	121,236	67,500	71,928

Total			$876,853	$621,712	$659,521

	Type 1/	Own %	Highwoods’ Share of Joint Venture
Joint Venture			Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,602	$—	$266
Dallas County Partners I, LP	O/ I	50.00%	16,115	24,425	26,099
Dallas County Partners II, LP	O	50.00%	7,134	7,867	8,635
Dallas County Partners III, LP	O	50.00%	63	—	20
Fountain Three	O/I /R	50.00%	12,629	16,319	17,398
RRHWoods, LLC	O/ M	50.00%	43,501	40,616	42,872
Kessinger/Hunter, LLC	-	26.50%	1,884	—	67
4600 Madison Associates, LP	O	12.50%	2,254	1,638	1,712
Highwoods DLF 98/29, LP	O	22.81%	34,189	17,167	18,355
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	43,216	23,758	25,293
Concourse Center Associates, LLC	O	50.00%	6,698	4,399	4,519
Plaza Colonnade, LLC	O/R	50.00%	36,223	33,028	33,827
Highwoods KC Glenridge Office, LP	O	40.00%	9,054	6,592	7,024
Highwoods KC Glenridge Land, LP	O	40.00%	312	—	42
Highwoods KC Orlando, LLC	O	40.00%	81,774	56,291	59,725
Highwoods DLF Forum, LLC	O	25.00%	30,304	16,872	17,979

Total 2/			$328,952	$248,972	$263,833

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30	6/30/08

Unconsolidated Joint Ventures Income

For the Three Months Ended June 30, 2008

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$588	$394	$—	$137	$57
Dallas County Partners I, LP	50.00%	2,890	1,720	774	512	(116)
Dallas County Partners II, LP	50.00%	1,704	967	409	216	112
Dallas County Partners III, LP	50.00%	90	59	—	2	29
Fountain Three	50.00%	2,006	963	532	454	57
RRHWoods, LLC	50.00%	4,410	2,531	939	1,127	(187)
Kessinger/Hunter, LLC	26.50%	4,021	3,666	—	149	206
4600 Madison Associates, LP	12.50%	1,249	585	235	408	21
Highwoods DLF 98/29, LP	22.80%	4,879	1,740	1,205	1,313	621
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,017	1,459	1,072	1,000	486
Concourse Center Associates, LLC	50.00%	492	141	160	76	115
Plaza Colonnade, LLC	50.00%	2,410	851	961	547	51
Highwoods KC Glenridge Office, LP	40.00%	885	390	208	161	126
Highwoods KC Glenridge Land, LP	40.00%	—	3	—	—	(3)
Highwoods KC Orlando, LLC	40.00%	8,222	3,430	1,855	1,822	1,115
Highwoods DLF Forum, LLC	25.00%	3,329	1,133	855	1,401	(60)

Total		$41,192	$20,032	$9,205	$9,325	$2,630

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$288	$193	$—	$67	$28
Dallas County Partners I, LP	50.00%	1,445	860	387	256	(58)
Dallas County Partners II, LP	50.00%	852	483	205	108	56
Dallas County Partners III, LP	50.00%	45	30	—	1	14
Fountain Three	50.00%	1,003	482	266	227	28
RRHWoods, LLC	50.00%	2,205	1,266	469	563	(93)
Kessinger/Hunter, LLC	26.50%	1,066	972	—	40	54
4600 Madison Associates, LP	12.50%	156	73	30	51	2
Highwoods DLF 98/29, LP	22.81%	1,113	397	275	300	141
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,725	627	460	429	209
Concourse Center Associates, LLC	50.00%	246	70	80	38	58
Plaza Colonnade, LLC	50.00%	1,205	425	480	273	27
Highwoods KC Glenridge Office, LP	40.00%	354	156	83	64	51
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	3,289	1,372	742	729	446
Highwoods DLF Forum, LLC	25.00%	833	283	214	350	(14)

Total 1/ 2/		$15,825	$7,690	$3,691	$3,496	$948

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31	6/30/08

Unconsolidated Joint Ventures Income

For the Six Months Ended June 30, 2008

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$1,169	$801	$—	$282	$86
Dallas County Partners I, LP	50.00%	5,766	3,464	1,550	984	(232)
Dallas County Partners II, LP	50.00%	3,507	1,782	829	432	464
Dallas County Partners III, LP	50.00%	138	117	—	3	18
Fountain Three	50.00%	4,403	1,985	1,065	939	414
RRHWoods, LLC	50.00%	8,875	5,135	1,914	2,150	(324)
Kessinger/Hunter, LLC	26.50%	8,139	7,264	—	300	575
4600 Madison Associates, LP	12.50%	2,494	1,175	468	803	48
Highwoods DLF 98/29, LP	22.80%	9,584	3,269	2,480	2,589	1,246
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	8,236	2,841	2,148	1,805	1,442
Concourse Center Associates, LLC	50.00%	983	270	321	154	238
Plaza Colonnade, LLC	50.00%	4,888	1,772	1,928	1,094	94
Highwoods KC Glenridge Office, LP	40.00%	1,712	764	417	315	216
Highwoods KC Glenridge Land, LP	40.00%	—	5	—	—	(5)
Highwoods KC Orlando, LLC	40.00%	16,495	6,686	3,717	3,727	2,365
Highwoods DLF Forum, LLC	25.00%	3,331	1,133	855	1,401	(58)

Total		$79,720	$38,463	$17,692	$16,978	$6,587

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$573	$392	$—	$138	$43
Dallas County Partners I, LP	50.00%	2,883	1,732	775	492	(116)
Dallas County Partners II, LP	50.00%	1,754	891	415	216	232
Dallas County Partners III, LP	50.00%	69	59	—	2	8
Fountain Three	50.00%	2,202	993	533	470	206
RRHWoods, LLC	50.00%	4,438	2,568	957	1,075	(162)
Kessinger/Hunter, LLC	26.50%	2,157	1,925	—	80	152
4600 Madison Associates, LP	12.50%	312	147	59	100	6
Highwoods DLF 98/29, LP	22.81%	2,186	746	566	591	283
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,536	1,220	922	775	619
Concourse Center Associates, LLC	50.00%	492	135	161	77	119
Plaza Colonnade, LLC	50.00%	2,444	886	964	547	47
Highwoods KC Glenridge Office, LP	40.00%	685	306	167	126	86
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	6,598	2,674	1,487	1,491	946
Highwoods DLF Forum, LLC	25.00%	833	283	214	350	(14)

Total 1/ 2/		$31,162	$14,959	$7,220	$6,530	$2,453

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	32	6/30/08

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 6/30/08
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$41,656
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,447
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,567
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,151
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,028

			6.31%		48,849

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	15,734

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,626
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,194
Fountain Three	50.0%	Thrivent	6.01%	Oct-10	3,676
Fountain Three	50.0%	Thrivent	6.01%	Apr-09	3,676
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,466

			6.47%		32,638

RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,273
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.96%	Nov-15	23,000
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,438
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.93%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.97%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,600
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,974
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,447

			4.96%		81,232

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	47,941
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,903
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,818

			5.76%		66,056

Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	140,727
Highwoods DLF Forum, LLC	25.0%	Jackson National Life Insurance Company	5.13%	Nov-13	67,500
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	55,340
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	47,610
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,479
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	13,100
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,797

			5.90%		377,203

			5.93%		$621,712

Highwoods’ share of the above					$248,972

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	33	6/30/08

Joint Ventures Portfolio Summary

As of June 30, 2008

Summary by Location:

Market	Rentable Square Feet	Occupancy	Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/

			Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,505,000	88.5%	27.0%	4.1%	0.9%	3.1%	35.1%
Orlando	1,854,000	89.8%	27.8%	—	—	—	27.8%
Atlanta	835,000	94.7%	12.3%	—	—	—	12.3%
Kansas City	714,000	83.0%	8.2%	—	—	—	8.2%
Raleigh	814,000	88.5%	6.2%	—	—	—	6.2%
Richmond	413,000	100.0%	4.9%	—	—	—	4.9%
Piedmont Triad	364,000	72.1%	2.4%	—	—	—	2.4%
Tampa	205,000	98.8%	1.9%	—	—	—	1.9%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,962,000	89.5%	91.9%	4.1%	0.9%	3.1%	100.0%

1/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 91.9%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	34	6/30/08

Joint Ventures Lease Expirations

June 30, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/
Total
2008	557,604	7.8%	$9,343	$16.76	6.6%
2009	859,240	12.1%	16,318	18.99	11.6%
2010	790,996	11.1%	15,175	19.18	10.7%
2011	1,063,452	14.9%	21,523	20.24	15.2%
2012	599,671	8.4%	12,587	20.99	8.9%
2013	1,149,165	16.1%	23,573	20.51	16.7%
2014	538,493	7.6%	12,099	22.47	8.6%
2015	680,293	9.5%	12,403	18.23	8.8%
2016	39,470	0.6%	1,011	25.61	0.7%
2017	518,326	7.3%	11,521	22.23	8.2%
2018 and thereafter	330,159	4.6%	5,667	17.16	4.0%

	7,126,869	100.0%	$141,220	$19.82	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is June, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	35	6/30/08

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Market	Type	Date Acquired	Square Footage	Total Cost 2/
First quarter 2008:
None

Second quarter 2008:
Forum	Raleigh	O	04/03/08	635,000	$28,000

Dispositions

Name	Market	Type	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2008:
None

Second quarter 2008:
None

1/	The letters “O” represents Office.
2/	Reflects Highwoods pro-rata share only.

Highwoods Properties, Inc.	36	6/30/08